Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

# MONTHLY OPERATING REPORT

**File with Court and submit copy to United States Trustee within 20 days after end of month.**

Submit copy of report to any official committee appointed in the case.

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit/Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | X | | |
| Bank Reconciliation (or copies of debtor's bank reconciliations) | MOR-1a | | | X |
| Schedule of Professional Fees Paid | MOR-1b | X | | |
| Copies of bank statements | | | | X |
| Cash disbursements journals | | | | X |
| Statement of Operations | MOR-2 | X | | |
| Balance Sheet | MOR-3 | X | | |
| Status of Postpetition Taxes | MOR-4 | X | | |
| Copies of IRS Form 6123 or payment receipt | | X | Copy of IRS Form 941 attached | |
| Copies of tax returns filed during reporting period | | X | | |
| Summary of Unpaid Postpetition Debts | MOR-4 | X | | |
| Listing of aged accounts payable | MOR-4 | X | | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | X | | |
| Debtor Questionnaire | MOR-5 | X | | |

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

7/29/11
Date

[signature]
Signature of Joint Debtor

7/29/11
Date

[signature]
Signature of Authorized Individual*

7/29/11
Date

John Perry
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

# SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

(amounts in $000)

| | BANK ACCOUNTS | | | | CURRENT MONTH | | CUMULATIVE FILING TO DATE | |
|---|---|---|---|---|---|---|---|---|
| | RASER OPERATING | LIGHTNING DOCK | THERMO NO. 1 | INTERMOUNTAIN RENEWABLE | ACTUAL | PROJECTED | ACTUAL | PROJECTED |
| **CASH BEGINNING OF MONTH** | 314 | 19 | 50 | 1 | 385 | 1,845 | 207 | 184 |
| **RECEIPTS** | | | | | | | | |
| CASH SALES | | | 380 | | 380 | 375 | 759 | 755 |
| ACCOUNTS RECEIVABLE | | | | | 0 | | 0 | 0 |
| LOANS AND ADVANCES (3) | 6,543 | | | | 6,543 | 6,000 | 7,293 | 8,750 |
| SALE OF ASSETS | | | | | 0 | 71 | 0 | 71 |
| OTHER (ATTACH LIST) (4) | 0 | 24 | | 3 | 27 | | 36 | 0 |
| TRANSFERS (FROM DIP ACCTS) | | | | | 0 | | 0 | 0 |
| | | | | | 0 | | 0 | 0 |
| **TOTAL RECEIPTS** | 6,543 | 24 | 380 | 3 | 6,950 | 6,446 | 8,089 | 9,576 |
| **DISBURSEMENTS** | | | | | | | | |
| PAYROLL (5) | 207 | | 0 | | 207 | 205 | 426 | 426 |
| | | | | | | | | |
| SALES, USE, & OTHER TAXES | 8 | | 2 | | 10 | 2 | 15 | 4 |
| INVENTORY PURCHASES | | | | | 0 | | 0 | 0 |
| SECURED/ RENTAL/ LEASES (1) | 6,029 | | 12 | | 6,041 | 6,104 | 6,068 | 6,235 |
| INSURANCE | 26 | | 0 | | 26 | 25 | 480 | 474 |
| ADMINISTRATIVE | 53 | | 8 | | 61 | 26 | 100 | 92 |
| SELLING | | | | | 0 | | 0 | 0 |
| OTHER | | | | | | | | |
| POWER PLANT SYSTEM OPERATING COSTS | | | 138 | | 138 | 159 | 297 | 305 |
| POWER PLANT REPAIR AND MAINTENANCE | | | 42 | | 42 | 13 | 66 | 36 |
| LIGHTNING DOCK | | 46 | | | 46 | 64 | 49 | 74 |
| TRANSFERS BETWEEN BANK ACCOUNTS - (TO) / FROM | -78 | -13.37 | 91 | | 0 | | 1 | 0 |
| DEBT REPAYMENT | 0 | | | | 0 | | 0 | 0 |
| PROFESSIONAL FEES | 181 | | | | 181 | 597 | 184 | 1,018 |
| OUTSIDE SERVICES | 9 | | 1 | | 10 | | 35 | 0 |
| U.S. TRUSTEE QUARTERLY FEES | | | | | 0 | | 0 | 0 |
| COURT COSTS | | | | | 0 | | 0 | 0 |
| **TOTAL DISBURSEMENTS** | 6,436 | 32 | 293 | 0 | 6,761 | 7,195 | 7,722 | 8,664 |
| NET CASH FLOW | 108 | -8 | 86 | 3 | 189 | -749 | 367 | 912 |
| (RECEIPTS LESS DISBURSEMENTS) | | | | | | | | |
| **CASH - END OF MONTH** | 422 | 11 | 137 | 4 | 574 | 1,096 | 574 | 1,096 |

## THE FOLLOWING SECTION MUST BE COMPLETED

**DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)**

| | |
|---|---|
| **TOTAL DISBURSEMENTS TO NON-DEBTORS** | 6,761 |
| PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) | $ |
| **TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES** | 6,761 |

NOTE:
(1) THERMO NO. 1 CASH ACCOUNT REQUIRES MINIMUM BALANCE OF $50,000
(2) JUNE INCLUDES $6M DEBT REPAYMENT TO PRUDENTIAL
(3) DRAW DOWN ON DIP
(4) DEPOSIT REFUNDS
(5) INCL PAYROLL TAXES

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

FOR RASER TECHNOLOGIES OPERATING COMPANY, INC

| Bank: | Description | Account Number | Book Balance |
|---|---|---|---|
| Zions Bank | Raser Technologies Operating Company Inc Commercial checking | 41039165 | $421,284.80 |
| Zions Bank | Raser Technologies Operating Company Inc Gold - International Sweet | 82396003 | $0.00 |
| Zions Bank | Lightning Dock Geothermal HI-01, LLC | 41058363 | $10,626.27 |
| Zions Bank | Intermountain Renewable Power, LLC | 41555558 | $4,549.02 |
| Deutsche Bank | Thermo No. Thermo No 1 Admin Agent Account | S28814.1 | $0.00 |
| Deutsche Bank | Thermo No. Thermo No 1 Construction Account | S28814.2 | $0.00 |
| Deutsche Bank | Thermo No. Thermo No 1 Drilling Account | S28814.3 | $0.00 |
| Deutsche Bank | Thermo No. Thermo No 1 Revenue Account | S28814.4 | $0.00 |
| Deutsche Bank | Thermo No. Thermo No 1 Construction Account | S28814.5 | $0.00 |
| Deutsche Bank | Thermo No. 1 BE-01, LLC | S28814.5 | $137,256.25 |
| | | | $573,716.34 |

I ATTEST THAT ALL BANK ACCOUNTS HAVE BEEN PROPERLY RECONCILED AS OF JUNE 30, 2011.

**In re Raser Technologies, Inc., et al**
Debtor

**Case No. 11-11315 (KJC) Jointly Administered**
**Reporting Period: June 2011**

**I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF JUNE 30, 2011**
**FOR LIGHTNING DOCK**

| **Bank:** | **Description** | **Account Number** | **Book Balance** |
|---|---|---|---|
| Zions Bank | Lightning Dock Geothermal HI-01, LLC | 41058363 | $10,626.27 |

## I ATTEST THAT ALL BANKS HAVE BEEN PROPERLY RECONCILED AS OF JUNE 30, 2011
### FOR INTERMOUNTAIN RENEWABLE

| Bank: | Description | Account Number | Book Balance |
|---|---|---|---|
| Zions Bank | Intermountain Renewable Power, LLC | 41555558 | $4,549.02 |

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

## SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

| Payee | Period Covered | Amount Approved | Payor | Check | | Amount Paid | | Year-To-Date | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Number | Date | Fees | Expenses | Fees | Expenses |
| Americal Legal Claim Services | | $3,263.75 | Raser Operating Company, Inc | 18397 | 5/25/2011 | $3,263.75 | $0.00 | $3,263.75 | $0.00 |
| Americal Legal Claim Services | | $38,138.83 | Raser Operating Company, Inc | 18431 | 6/16/2011 | $38,138.83 | $0.00 | $38,138.83 | $0.00 |

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

## STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| REVENUES | Month | Cumulative Filing to Date |
|---|---|---|
| Gross Revenues | $ 355,539.59 | $ 735,595.55 |
| Less: Returns and Allowances | | |
| Net Revenue | $ 355,539.59 | $ 735,595.55 |
| **COST OF GOODS SOLD** | | |
| Direct Costs | $ 423,508.46 | $ 864,067.04 |
| Gross Profit | $ (67,968.87) | $ (128,471.49) |
| **OPERATING EXPENSES** | | |
| Labor Costs | $ 220,064.64 | $ 422,894.30 |
| Outside Services | $ 86,353.80 | $ 129,527.94 |
| Property Costs | $ 63,819.65 | $ 137,836.65 |
| Travel and Entertainment | $ 25,389.80 | $ 41,138.64 |
| Occupancy Costs | $ 23,239.71 | $ 44,106.94 |
| Insurance Costs | $ 25,530.81 | $ 50,139.37 |
| Taxes | $ 9,280.10 | $ 11,905.10 |
| Total Operating Expenses Before Depreciation | $ 453,678.51 | $ 837,548.94 |
| Depreciation/Depletion/Amortization | $ 29,009.44 | $ 58,213.26 |
| Net Profit (Loss) Before Other Income & Expenses | $ (550,656.82) | $ (1,024,233.69) |
| **OTHER INCOME AND EXPENSES** | | |
| Other Income (attach schedule) | | |
| Interest Expense | $ (499,799.10) | $ (864,261.47) |
| Other Expense (attach schedule) | $ - | $ - |
| Net Profit (Loss) Before Reorganization Items | $ (1,050,455.92) | $ (1,888,495.16) |
| **REORGANIZATION ITEMS** | | |
| Professional Fees | $ (831,494.00) | $ (1,461,851.41) |
| U. S. Trustee Quarterly Fees | | |
| Interest Earned | $ 826.04 | $ 7,021.10 |
| Gain (Loss) from Sale of Equipment | $ 150.00 | $ 150.00 |
| Other Reorganization Expenses (attach schedule) | $ - | $ - |
| Total Reorganization Expenses | $ (830,517.96) | $ (1,454,680.31) |
| Income Taxes | $ - | $ - |
| Net Profit (Loss) | $ (1,880,973.88) | $ (3,343,175.47) |

Note to Statement of Operations

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

**In re Raser Technologies Operating Company, Inc.**
Debtor

**Case No. 11-11319 (KJC) Jointly Administered**
**Reporting Period: June 2011**

## STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| **REVENUES** | **June** | | **Cumulative Filing to Date** | |
|---|---|---|---|---|
| Gross Revenues | $ | 50,000.00 | $ | 100,000.00 |
| Less: Returns and Allowances | | | | |
| Net Revenue | $ | 50,000.00 | $ | 100,000.00 |
| **COST OF GOODS SOLD** | | | | |
| Direct Costs | $ | - | $ | - |
| Gross Profit | $ | 50,000.00 | $ | 100,000.00 |
| **OPERATING EXPENSES** | | | | |
| Labor Costs | $ | 217,481.09 | $ | 416,083.52 |
| Outside Services | $ | 8,502.18 | $ | 22,124.60 |
| Property Costs | $ | - | $ | - |
| Travel and Entertainment | $ | 11,283.99 | $ | 28,188.61 |
| Occupancy Costs | $ | 10,420.06 | $ | 22,524.74 |
| Insurance Costs | $ | 25,530.81 | $ | 50,139.37 |
| Taxes | $ | (1.40) | $ | (1.40) |
| Total Operating Expenses Before Depreciation | $ | 273,216.73 | $ | 539,059.44 |
| Depreciation/Depletion/Amortization | $ | 2,388.41 | $ | 4,971.20 |
| Net Profit (Loss) Before Other Income & Expenses | $ | (225,605.14) | $ | (444,030.64) |
| **OTHER INCOME AND EXPENSES** | | | | |
| Other Income (attach schedule) | | | | |
| Interest Expense | $ | - | $ | - |
| Other Expense (attach schedule) | $ | - | $ | - |
| Net Profit (Loss) Before Reorganization Items | $ | (225,605.14) | $ | (444,030.64) |
| **REORGANIZATION ITEMS** | | | | |
| Professional Fees | $ | (383,698.57) | $ | (843,580.32) |
| U. S. Trustee Quarterly Fees | | | | |
| Interest Earned | $ | 177.67 | $ | 441.58 |
| Gain (Loss) from Sale of Equipment | $ | 150.00 | $ | 150.00 |
| Other Reorganization Expenses (attach schedule) | $ | - | $ | - |
| Total Reorganization Expenses | $ | (383,370.90) | $ | (842,988.74) |
| Income Taxes | $ | - | $ | - |
| Net Profit (Loss) | $ | (608,976.04) | $ | (1,287,019.38) |

Note to Statement of Operations

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Thermo No. 1 BE-01, LLC
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

## STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| **REVENUES** | **Month** | | **Cumulative Filing to Date** | |
|---|---|---|---|---|
| Gross Revenues | $ | 355,539.59 | $ | 735,595.55 |
| Less: Returns and Allowances | | | | |
| Net Revenue | $ | 355,539.59 | $ | 735,595.55 |
| **COST OF GOODS SOLD** | | | | |
| Direct Costs | $ | 407,153.30 | $ | 847,711.88 |
| Gross Profit | $ | (51,613.71) | $ | (112,116.33) |
| **OPERATING EXPENSES** | | | | |
| Labor Costs | $ | 1,858.68 | $ | 1,858.68 |
| Outside Services | $ | 36,340.27 | $ | 50,815.27 |
| Property Costs | $ | - | $ | - |
| Travel and Entertainment | $ | 2,993.24 | $ | 5,383.96 |
| Occupancy Costs | $ | 54,317.55 | $ | 108,249.76 |
| Insurance Costs | $ | - | $ | - |
| Taxes | $ | - | $ | - |
| Total Operating Expenses Before Depreciation | $ | 95,509.74 | $ | 166,307.67 |
| Depreciation/Depletion/Amortization | $ | 17,889.78 | $ | 35,779.56 |
| Net Profit (Loss) Before Other Income & Expenses | $ | (165,013.23) | $ | (314,203.56) |
| **OTHER INCOME AND EXPENSES** | | | | |
| Other Income (attach schedule) | | | | |
| Interest Expense | $ | (80,096.55) | $ | (153,482.55) |
| Other Expense (attach schedule) | $ | - | $ | - |
| Net Profit (Loss) Before Reorganization Items | $ | (245,109.78) | $ | (467,686.11) |
| **REORGANIZATION ITEMS** | | | | |
| Professional Fees | $ | - | $ | - |
| U. S. Trustee Quarterly Fees | | | | |
| Interest Earned | $ | 0.53 | $ | 5,931.55 |
| Gain (Loss) from Sale of Equipment | $ | - | $ | - |
| Other Reorganization Expenses (attach schedule) | $ | - | $ | - |
| Total Reorganization Expenses | $ | 0.53 | $ | 5,931.55 |
| Income Taxes | $ | - | $ | - |
| Net Profit (Loss) | $ | (245,109.25) | $ | (461,754.56) |

Note to Statement of Operations

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Lightning Dock Geothermal HI-01, LLC
Debtor

Case No. 11-11349 (KJC) Jointly Administered
Reporting Period: June 2011

## STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| **REVENUES** | **Month** | **Cumulative Filing to Date** |
|---|---|---|
| Gross Revenues | $ - | $ - |
| Less: Returns and Allowances | | |
| Net Revenue | $ - | $ - |
| **COST OF GOODS SOLD** | | |
| Direct Costs | $ - | $ - |
| Gross Profit | $ - | $ - |
| **OPERATING EXPENSES** | | |
| Labor Costs | $ - | $ - |
| Outside Services | $ 47,259.16 | $ 72,789.16 |
| Property Costs | $ - | $ - |
| Travel and Entertainment | $ 10,928.61 | $ 6,300.99 |
| Occupancy Costs | $ 7,362.26 | $ 9,655.99 |
| Insurance Costs | $ - | $ - |
| Taxes | $ 250.00 | $ 250.00 |
| Total Operating Expenses Before Depreciation | $ 65,800.03 | $ 88,996.14 |
| Depreciation/Depletion/Amortization | $ 3,766.59 | $ 7,533.18 |
| Net Profit (Loss) Before Other Income & Expenses | $ (69,566.62) | $ (96,529.32) |
| **OTHER INCOME AND EXPENSES** | | |
| Other Income (attach schedule) | $ - | $ 18,903.00 |
| Interest Expense | $ - | $ - |
| Other Expense (attach schedule) | $ - | $ - |
| Net Profit (Loss) Before Reorganization Items | $ (69,566.62) | $ (77,626.32) |
| **REORGANIZATION ITEMS** | | |
| Professional Fees | $ - | $ - |
| U. S. Trustee Quarterly Fees | | |
| Interest Earned | $ 647.31 | $ 647.31 |
| Gain (Loss) from Sale of Equipment | $ - | $ - |
| Other Reorganization Expenses (attach schedule) | $ - | $ - |
| Total Reorganization Expenses | $ 647.31 | $ 647.31 |
| Income Taxes | $ - | $ - |
| Net Profit (Loss) | $ (68,919.31) | $ (76,979.01) |

| **Gain on Extinguishment of Debt** | | |
|---|---|---|
| University of Utah EGI correction of Invoice | $ - | $ 18,903 |
| Total | $ - | $ 18,903 |

Notes to Statement of Operations

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning June 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

*"Insider" is defined in 11 U.S.C. Section 101(31).

**In re Raser Technologies, Inc., et al**
Debtor

**Case No. 11-11315 (KJC) Jointly Administered**
**Reporting Period: June 2011**

## Balance Sheet

| ASSETS | June | | May | |
|---|---|---|---|---|
| Cash (Unrestricted) | $ | 524,066 | $ | 334,901 |
| Cash (Restricted) | $ | 127,304 | $ | 127,743 |
| Accounts Receivable (Net) | $ | 435,290 | $ | 463,301 |
| Other (Attach List) | $ | 1,863,981 | $ | 1,883,869 |
| Total Current Assets | $ | 2,950,641 | $ | 2,809,814 |
| **Property, Plant & Equipment** | | | | |
| Equity method investment in VIA Motors, Inc. | $ | 1,964,078 | $ | 1,964,078 |
| Land | $ | 1,811,063 | $ | 1,811,063 |
| Geothermal property, plant and equipment, net (held for sale) | $ | 14,613,345 | $ | 14,613,345 |
| Power project leases and prepaid delay rentals | $ | 6,673,869 | $ | 6,698,102 |
| Geothermal well field development-in-progress | $ | 3,114,445 | $ | 3,063,853 |
| Power project construction-in-progress | $ | 6,028,265 | $ | 5,964,390 |
| Intangibles, net | $ | 1,113,247 | $ | 1,114,155 |
| Equipment, net | $ | 308,477 | $ | 314,082 |
| Deferred financing costs, net | $ | 642,979 | $ | 349,465 |
| Other (Attach List) | $ | 1,507,632 | $ | 1,519,723 |
| Total Assets | $ | 40,728,041 | $ | 40,222,070 |
| **Liabilities Not Subject to Compromise (Postpetition Liabilities)** | | | | |
| Accounts payable and accrued liabilities | $ | 2,393,266 | $ | 1,356,151 |
| Secured DIP Loan | $ | 8,108,972 | $ | 834,651 |
| Asset retirement obligation | $ | 3,212,189 | $ | 3,193,042 |
| Warrant Liabilities | $ | 14,229 | $ | 14,229 |
| Total Postpetition Liabilities | $ | 13,728,656 | $ | 5,398,074 |
| **Liabilities Subject to Compromise (Pre-petition Liabilities)** | | | | |
| Secured Debt - Per Plan | $ | 9,895,368 | $ | 15,895,368 |
| Priority Debt - Per Plan | $ | 1,702,194 | $ | 1,705,614 |
| Unsecured Debt - Per Plan | $ | 91,712,657 | $ | 91,739,303 |
| Total Pre-petition Liabilities | $ | 103,310,219 | $ | 109,340,285 |
| Total Liabilities | $ | 117,038,875 | $ | 114,738,359 |
| **Equity** | | | | |
| Common Stock | $ | 1,170,832 | $ | 1,170,832 |
| Additional Paid in Capital | $ | 156,516,561 | $ | 156,430,132 |
| Retained Earnings (Deficit) Pre-Petition | $ | (230,655,051) | $ | (230,655,051) |
| Retained Earnings (Deficit) Post-Petition | $ | (3,343,175) | $ | (1,462,202) |
| Total Equity (Deficit) | $ | (76,310,834) | $ | (74,516,289) |
| Total Liabilities & Owners' Equity | $ | 40,728,041 | $ | 40,222,070 |

| **Other Current Assets** | | | | |
|---|---|---|---|---|
| Contingent consideration from VIA Motors, Inc. | $ | 639,000 | $ | 639,000 |
| Deferred Transaction Costs | $ | 322,201 | $ | 322,201 |
| Prepaids and Deposits | $ | 902,780 | $ | 980,667 |
| Total | $ | 1,863,981 | $ | 1,883,869 |

| **Other Assets** | | | | |
|---|---|---|---|---|
| Prepaids and Deposits | $ | 1,246,025 | $ | 1,258,116 |
| Deferred Transaction Costs | $ | 16,663 | $ | 16,663 |
| Drilling Bonds | $ | 244,944 | $ | 244,944 |
| Total | $ | 1,507,632 | $ | 1,519,723 |

In re Raser Technologies Operating Company, Inc.
Debtor

Case No. 11-11319 (KJC) Jointly Administered
Reporting Period: June 2011

## Balance Sheet

| | June | | May | |
|---|---|---|---|---|
| **ASSETS** | | | | |
| Cash (Unrestricted) | $ | 421,635 | $ | 314,671 |
| Cash (Restricted) | $ | 77,304 | $ | 77,304 |
| Accounts Receivable (Net) | $ | 79,751 | $ | 79,751 |
| Other (Attach List) | $ | 317,993 | $ | 349,053 |
| Total Current Assets | $ | 896,683 | $ | 820,779 |
| **Property, Plant & Equipment** | | | | |
| Investment in Thermo No. 1 Subsidiary | $ | 81,492,302 | $ | 81,492,302 |
| Land | $ | - | $ | - |
| Geothermal property, plant and equipment, net (held for sale) | $ | - | $ | - |
| Power project leases and prepaid delay rentals | $ | - | $ | - |
| Geothermal well field development-in-progress | $ | - | $ | - |
| Power project construction-in-progress | $ | 341,843 | $ | 341,843 |
| Intangibles, net | $ | - | $ | - |
| Equipment, net | $ | 31,788 | $ | 30,826 |
| Deferred financing costs, net | $ | - | $ | - |
| Other (Attach List) | $ | 108,243 | $ | 108,243 |
| Total Assets | $ | 82,890,859 | $ | 82,813,993 |
| **Liabilities Not Subject to Compromise (Postpetition Liabilities)** | | | | |
| Accounts payable and accrued liabilities | $ | 1,903,380 | $ | 1,040,318 |
| Due to/from Affiliate | $ | 33,435 | $ | 185,587 |
| Secured Initial DIP Loan | $ | - | $ | - |
| Asset retirement obligation | $ | - | $ | - |
| Warrant Liabilities | $ | - | $ | - |
| Total Postpetition Liabilities | $ | 1,936,815 | $ | 1,225,905 |
| **Liabilities Subject to Compromise (Pre-petition Liabilities)** | | | | |
| Secured Debt - Per Plan | $ | 89,537 | $ | 89,537 |
| Priority Debt - Per Plan | $ | 57,371 | $ | 60,790 |
| Unsecured Debt - Per Plan | $ | 2,396,980 | $ | 2,418,630 |
| Due to/from Affiliate | $ | 159,096,949 | $ | 159,096,949 |
| Total Pre-petition Liabilities | $ | 161,640,837 | $ | 161,665,906 |
| Total Liabilities | $ | 163,577,652 | $ | 162,891,811 |
| **Equity** | | | | |
| Common Stock | $ | - | $ | - |
| Additional Paid in Capital | $ | - | $ | - |
| Retained Earnings (Deficit) Pre-Petition | $ | (79,399,774) | $ | (79,399,775) |
| Retained Earnings (Deficit) Post-Petition | $ | (1,287,019) | $ | (678,043) |
| Total Equity (Deficit) | $ | (80,686,793) | $ | (80,077,818) |
| Total Liabilities & Owners' Equity | $ | 82,890,859 | $ | 82,813,993 |

| **Other Current Assets** | | | | |
|---|---|---|---|---|
| Prepaids and Deposits | $ | 317,993 | $ | 349,053 |
| Total | $ | 317,993 | $ | 349,053 |

| **Other Assets** | | | | |
|---|---|---|---|---|
| Prepaids and Deposits | $ | 108,243 | $ | 108,243 |
| Total | $ | 108,243 | $ | 108,243 |

Note to Balance Sheet

Although the balance sheets for the months ended April 30, 2011 (pre-petition period) and May 31, 2011 (post-petition period) have been prepared on an accrual basis, we have not adjusted our geothermal property, plant and equipment (held for sale) and our warrants liabilities for changes in fair value since December 31, 2010.

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

We have been unable to obtain financial results relating to our equity method investment in VIA Motors, Inc. Accordingly, we have not recorded changes to our equity method investment since December 31, 2010. Additionally, we have not been able to properly update the fair value of our contingent consideration from VIA Motors, Inc. since December 31, 2010.

We have not performed a formal impairment analysis of our remaining long lived assets since December 31, 2010. Accordingly, except for abandonment and normal depreciation, amortization or depletion, no adjustments have been made to year end accounts.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans.

The June 2, 2011 Secured DIP Loan agreement contains a conversion feature that will convert the outstanding debt to capital on the date the Bankruptcy Court confirms the proposed "Plan". We have not determined whether a beneficial conversion feature exists or whether other derivative exist arising from the agreement.

In re Thermo No. 1 BE-01, LLC
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

## Balance Sheet

| | June | May |
|---|---|---|
| ASSETS | | |
| Cash (Unrestricted) | $ 87,256 | $ 439 |
| Cash (Restricted) | $ 50,000 | $ 50,000 |
| Accounts Receivable (Net) | $ 355,540 | $ 383,551 |
| Other (Attach List) | $ 473,031 | $ 446,696 |
| Total Current Assets | $ 965,827 | $ 880,686 |
| **Property, Plant & Equipment** | | |
| Equity method investment in VIA Motors, Inc. | $ - | $ - |
| Land | $ 1,811,063 | $ 1,811,063 |
| Geothermal property, plant and equipment, net (held for sale) | $ 14,613,345 | $ 14,613,345 |
| Power project leases and prepaid delay rentals | $ - | $ - |
| Geothermal well field development-in-progress | $ - | $ - |
| Power project construction-in-progress | $ - | $ - |
| Intangibles, net | $ 867,950 | $ 867,950 |
| Equipment, net | $ 33,852 | $ 34,719 |
| Deferred financing costs, net | $ 80,800 | $ 151,340 |
| Other (Attach List) | $ 496,417 | $ 508,508 |
| Total Assets | $ 18,869,254 | $ 18,867,611 |
| **Liabilities Not Subject to Compromise (Postpetition Liabilities)** | | |
| Accounts payable and accrued liabilities | $ 403,655 | $ 277,636 |
| Due to/from Affiliates | $ 6,280,223 | $ 176,676 |
| Secured Initial DIP Loan | $ - | $ - |
| Asset retirement obligation | $ 2,826,276 | $ 2,809,253 |
| Warrant Liabilities | $ 14,229 | $ 14,229 |
| Total Postpetition Liabilities | $ 9,524,383 | $ 3,277,794 |
| **Liabilities Subject to Compromise (Pre-petition Liabilities)** | | |
| Secured Debt - Per Plan | $ 4,328,383 | $ 10,328,383 |
| Priority Debt - Per Plan | $ 1,679,886 | $ 1,679,886 |
| Unsecured Debt - Per Plan | $ 1,504,301 | $ 1,504,138 |
| Due to/From Affiliates | $ 28,399,689 | $ 28,399,689 |
| Total Pre-petition Liabilities | $ 35,912,259 | $ 41,912,096 |
| Total Liabilities | $ 45,436,642 | $ 45,189,890 |
| **Equity** | | |
| Common Stock | $ - | $ - |
| Additional Paid in Capital | $ - | $ - |
| Retained Earnings (Deficit) Pre-Petition | $ (26,105,634) | $ (26,105,634) |
| Retained Earnings (Deficit) Post-Petition | $ (461,755) | $ (216,645) |
| Total Equity (Deficit) | $ (26,567,388) | $ (26,322,279) |
| Total Liabilities & Owners' Equity | $ 18,869,254 | $ 18,867,611 |

| **Other Current Assets** | | |
|---|---|---|
| Deferred Transaction Costs | $ 322,201 | $ 322,201 |
| Prepaids and Deposits | $ 150,830 | $ 124,495 |
| Total | $ 473,031 | $ 446,696 |

| **Other Assets** | | |
|---|---|---|
| Prepaids and Deposits | $ 496,417 | $ 508,508 |
| Total | $ 496,417 | $ 508,508 |

In re Lightning Dock Geothermal HI-01, LLC
Debtor

Case No. 11-11349 (KJC) Jointly Administered
Reporting Period: June 2011

## Balance Sheet

| ASSETS | June | | May | |
|---|---|---|---|---|
| Cash (Unrestricted) | $ | 10,626 | $ | 19,226 |
| Cash (Restricted) | $ | - | $ | - |
| Accounts Receivable (Net) | $ | - | $ | - |
| Other (Attach List) | $ | 45,670 | $ | 34,101 |
| Total Current Assets | $ | 56,296 | $ | 53,327 |
| **Property, Plant & Equipment** | | | | |
| Equity method investment in VIA Motors, Inc. | $ | - | $ | - |
| Land | $ | - | $ | - |
| Geothermal property, plant and equipment, net (held for sale) | $ | - | $ | - |
| Power project leases and prepaid delay rentals | $ | 4,892,830 | $ | 4,892,830 |
| Geothermal well field development-in-progress | $ | 2,590,477 | $ | 2,541,884 |
| Power project construction-in-progress | $ | 5,104,542 | $ | 5,040,667 |
| Intangibles, net | $ | 50,669 | $ | 50,669 |
| Equipment, net | $ | 98,305 | $ | 100,358 |
| Deferred financing costs, net | $ | - | $ | - |
| Other (Attach List) | $ | 541,025 | $ | 567,712 |
| Total Assets | $ | 13,334,144 | $ | 13,247,447 |
| **Liabilities Not Subject to Compromise (Postpetition Liabilities)** | | | | |
| Accounts payable and accrued liabilities | $ | 82,038 | $ | 35,872 |
| Due to/from Affiliates | $ | 134,292 | $ | 23,263 |
| Secured Initial DIP Loan | $ | - | $ | - |
| Asset retirement obligation | $ | 321,894 | $ | 320,182 |
| Warrant Liabilities | $ | - | $ | - |
| Total Postpetition Liabilities | $ | 538,224 | $ | 379,317 |
| **Liabilities Subject to Compromise (Pre-petition Liabilities)** | | | | |
| Secured Debt - Per Plan | $ | 3,606,013 | $ | 3,606,013 |
| Priority Debt - Per Plan | $ | - | $ | - |
| Unsecured Debt - Per Plan | $ | 80,236 | $ | 83,527 |
| Due to/from Affiliates | $ | 13,595,501 | $ | 13,595,501 |
| Total Pre-petition Liabilities | $ | 17,281,750 | $ | 17,285,041 |
| Total Liabilities | $ | 17,819,974 | $ | 17,664,358 |
| **Equity** | | | | |
| Common Stock | $ | - | $ | - |
| Additional Paid in Capital | $ | - | $ | - |
| Retained Earnings (Deficit) Pre-Petition | $ | (4,408,851) | $ | (4,408,851) |
| Retained Earnings (Deficit) Post-Petition | $ | (76,979) | $ | (8,060) |
| Total Equity (Deficit) | $ | (4,485,830) | $ | (4,416,911) |
| Total Liabilities & Owners' Equity | $ | 13,334,144 | $ | 13,247,447 |
| | $ | 0 | $ | - |

| **Other Current Assets** | | | | |
|---|---|---|---|---|
| Prepaids and Deposits | $ | 45,670 | $ | 34,101 |
| Total | $ | 45,670 | $ | 34,101 |

| **Other Assets** | | | | |
|---|---|---|---|---|
| Prepaids and Deposits | $ | 421,081 | $ | 447,768 |
| Drilling Bonds | $ | 119,944 | $ | 119,944 |
| Total | $ | 541,025 | $ | 567,712 |

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: June 2011

## STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

| | Beginning Tax Liability | Amount Withheld or Accrued | Amount Paid | Date(s) Paid | Check No. or EFT | Ending Tax Liability |
|---|---|---|---|---|---|---|
| **Federal** | | | | | | |
| Federal | | | | | | |
| Withholding | | $11,421.46 | $11,421.46 | 6/27/2011 | EFT | |
| Withholding | | $12,732.38 | $12,732.38 | 6/10/2011 | EFT | |
| FICA-Employee | | $4,226.01 | $4,226.01 | 6/27/2011 | EFT | |
| FICA-Employee | | $4,824.97 | $4,824.97 | 6/10/2011 | EFT | |
| FICA-Employer | | $5,606.30 | $5,606.30 | 6/27/2011 | EFT | |
| FICA-Employer | | $6,417.21 | $6,417.21 | 6/10/2011 | EFT | |
| *Unemployment* | | *$0.00* | *$0.00* | | | |
| Income | | | | | | |
| Other: Use tax | | | | | | |
| Total Federal Taxes | | $45,228.33 | $45,228.33 | | | |
| **State and Local** | | | | | | |
| Withholding | | $4,207.15 | $4,207.15 | 6/27/2011 | EFT | |
| Withholding | | $4,682.04 | $4,682.04 | 6/10/2011 | EFT | |
| Sales & Use | $1,454.00 | $473.00 | $1,454.00 | 6/29/2011 | ACH | $473.00 |
| Excise | | | | | | |
| Unemployment | | $374.13 | $374.13 | 6/27/2011 | EFT | |
| Unemployment | | $401.37 | $401.37 | 6/10/2011 | EFT | |
| Real Property | | | | | | |
| Personal Property | | | | | | |
| Other: | | | | | | |
| Total State and Local | | $10,137.69 | $11,118.69 | | | |
| **Total Taxes** | $1,454.00 | $55,366.02 | $56,347.02 | | | $473.00 |

## SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

| | Current | Number of Days Past Due 0-30 | 31-60 | 61-90 | Over 90 | Total |
|---|---|---|---|---|---|---|
| Accounts Payable | $2,393,266 | | | | | $2,393,266 |
| Secured Debt/Adequate Protection Payments | $8,108,972 | | | | | $8,108,972 |
| **Total Postpetition Debts** | $10,502,238 | | | | | $10,502,238 |

**Explain how and when the Debtor intends to pay any past-due postpetition debts.**
Debtors intend to pay operating debts from proceeds from DIP Financing. Secured DIP Financing to be paid or credit bid at confirmation

*"Insider" is defined in 11 U.S.C. Section 101(31).

## ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

| Accounts Receivable Reconciliation | | Amount | |
|---|---|---|---|
| Total Accounts Receivable at the beginning of the reporting period | | $463,301.54 | |
| + Amounts billed during the period | | $355,539.59 | |
| - Amounts collected during the period | | ($383,550.75) | |
| Total Accounts Receivable at the end of the reporting period | | $435,290.38 | |
| | | | |

| Accounts Receivable Aging | | Amount | |
|---|---|---|---|
| 0 - 30 days old | | $426,539.59 | |
| 31 - 60 days old | | $0.00 | |
| 61 - 90 days old | | | |
| 91+ days old | | $8,750.79 | |
| Total Accounts Receivable | | $435,290.38 | |
| Amount considered uncollectible (Bad Debt) | | $0.00 | |
| Accounts Receivable (Net) | | $435,290.38 | |

## DEBTOR QUESTIONNAIRE

| Must be completed each month | | Yes | No |
|---|---|---|---|
| 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. | | | X |
| 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. | | | X |
| 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. | | X | |
| 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. | | X | |
| 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. | | | X |

Proof of Payroll Tax Payment – June 2011

Internal Revenue Service
United States Department of the Treasury

This Product Contains Sensitive Taxpayer Data

Request Date: 07-29-2011
Response Date: 07-29-2011
Tracking Number: 100105735951

# Account Transcript

FORM NUMBER: 941 TAX PERIOD: Jun. 30, 2011

TAXPAYER IDENTIFICATION NUMBER: 71-0952621

RASER TECHNOLOGIES INC
5152 EDGEWOOD DR STE 375
PROVO, UT 84604-5596-751

--- ANY MINUS SIGN SHOWN BELOW SIGNIFIES A CREDIT AMOUNT ---

ACCOUNT BALANCE: -$156,705.73
ACCRUED INTEREST: $0.00 AS OF: Aug. 08, 2011
ACCRUED PENALTY: $0.00 AS OF:

ACCOUNT BALANCE PLUS ACCRUALS
(THIS IS NOT A PAYOFF AMOUNT): -$156,705.73

** INFORMATION FROM THE RETURN OR AS ADJUSTED **

TAX PER TAXPAYER: 0.00

RETURN NOT PRESENT FOR THIS ACCOUNT

TRANSACTIONS

| CODE | EXPLANATION OF TRANSACTION | CYCLE | DATE | AMOUNT |
|---|---|---|---|---|
| | No tax return filed | | | |
| 650 | Federal tax deposit | | 04-20-2011 | -$27,150.30 |
| 650 | Federal tax deposit | | 05-04-2011 | -$26,756.34 |
| 650 | Federal tax deposit | | 05-18-2011 | -$35,571.94 |
| 650 | Federal tax deposit | | 06-03-2011 | -$21,998.84 |
| 650 | Federal tax deposit | | 06-22-2011 | -$23,974.56 |
| 650 | Federal tax deposit | | 07-07-2011 | -$21,253.75 |

This Product Contains Sensitive Taxpayer Data

Tax Return Filed in June 2011

Thank you for using TAP.

Your Return/Period Payment of $1,434.63 for

Account Type: Sales and Use Tax
Account ID: 12142817-002-STC
Period: STC Monthly May 2011

has been submitted.

Your confirmation number is **0-603-504-640**.

Please print this screen for your records.

May

If you have questions, please contact:

- TAP Help: TAPSupport@utah.gov or 801-297-3996
- Business or Income Tax: Taxmaster@utah.gov or 801-297-2200 (800-662-4335)
- IFTA, IRP and SFU: MCTAP@utah.gov or 801-297-6800 (888-251-9555)

010/C01
2005-00
6604.20

1399.67
- 18.34
1381.33

6/29
6876
1448a

010/010
2005-00
6604-30

54.00
-.70
53.30

approval attached

Utah tax rates, forms & pubs
tax.utah.gov

Please view your forms before printing. You may want to print only those pages that contain information you entered.

Utah State Tax Commission
210 N 1950 W • Salt Lake City, UT 84134-0400

# Sales and Use Tax Return

TC62-M

Acct. #: 12142817-002-STC

Period: 05/01/2011 FROM (mmddyyyy) 05/31/2011 TO (mmddyyyy)

Return Due Date: 06/30/2011 (mmddyyyy)

TAP Confirmation #: 1232257024

RASER TECHNOLOGIES INC
5152 EDGEWOOD DR STE 375 PROVO UT 84604-5596

_____ Check here if this is an AMENDED return. Enter the correct TAX PERIOD (above) being amended.

**THIS RETURN MUST BE FILED, EVEN IF NO TAX IS DUE.**

| | | |
|---|---|---|
| 1. Total sales of goods and services | • 1 | 0.00 |
| 2. Exempt sales included in line 1 | • 2 | 0.00 |
| 3. Taxable sales (line 1 minus line 2) | 3 | 0.00 |
| 4. Goods purchased tax free and used by you | • 4 | 24,323.86 |
| 5. Total taxable amounts (line 3 plus line 4) | 5 | 24,323.86 |
| 6. Adjustments (attach explanation showing figures) | • 6 | 0.00 |
| 7. Net taxable sales and purchases (line 5 plus or minus line 6) | • 7 | 24,323.86 |
| 8. Tax calculation | | |
| a. Non-food and prepared food sales $ 24,323.86 (taxable sales) x See Schs A, J, X (tax rate) | • 8a | 1,453.67 |
| b. Grocery food sales $ 0.00 (taxable sales) x See Schs AG, JG (tax rate) | • 8b | 0.00 |
| 9. Total tax (line 8a plus line 8b) | • 9 | 1,453.67 |
| 10. Residential fuels included in line 7 $ 0.00 x .0270 | • 10 | 0.00 |
| 11. Total state and local taxes due (line 9 minus line 10) | • 11 | 1,453.67 |
| 12. Seller discount, for monthly filers only (line 11 x .0131) | 12 | -19.04 |
| 13. **Additional** grocery food seller discount, for monthly filers only (line 8b x .0127) | 13 | 0.00 |
| 14. NET TAX DUE (line 11 minus line 12, minus line 13) | • 14 | 1,434.63 |

Utah State Tax Commission
210 N 1950 W • Salt Lake City, UT 84134 • tax.utah.gov

# TC-62M Schedule A

Sales of NON-FOOD and PREPARED FOOD from Fixed Utah Locations

Bus. Name: RASER TECHNOLOGIES INC

Acct. #: 12142817-002-STC

Tax Period: 05/31/2011

| 1. Business Location | • 2. Outlet # | • 3. Net Taxable Sales & Purchases (including prepared food) | 4. Tax Rate | • 5. Sales and Use Tax (col. 3 x col. 4) |
|---|---|---|---|---|
| THERMO NO 1 BE 01 LLC 7966 W SOUTHSIDE RD MILFORD UT 847510000 | 002 | 23,523.86 | .0595 | 1,399.67 |
| RASER TECHNOLOGIES INC STE 375 5152 N EDGEWOOD DR PROVO UT 84604 | 001 | 800.00 | .0675 | 54.00 |
| TC-62A TOTALS: | | • 24,323.86 | | • 1,453.67 |

(Enter tax on form TC-62M, line 8a)

62001

9999

Utah tax rates, forms & pubs

tax.utah.gov

Utah State Tax Commission
210 N 1950 W • Salt Lake City, UT 84134-0400

# Sales and Use Tax Return

**Multiple Places of Business**

**TC-62M** Rev. 12/09

Acct. #: 12142817 002 STC

A Period: 05012011 FROM (mmddyyyy) 05312011 TO (mmddyyyy)

Return Due Date: 06302011 (mmddyyyy)

RASER TECHNOLOGIES INC
RASER TECHNOLOGIES INC
5152 EDGEWOOD DR STE 375
PROVO UT 84604-5596

456817 Use this PIN to register at **taxexpress.utah.gov**

____ Check here if this is an AMENDED return. Enter the correct TAX PERIOD (above) being amended.

____ Check here to STOP receiving PAPER FORMS.

____ Check here to close your account.

**THIS RETURN MUST BE FILED, EVEN IF NO TAX IS DUE.**

| | | |
|---|---|---|
| 1. Total sales of goods and services | ● 1 | .0 |
| 2. Exempt sales included in line 1 | ● 2 | .0 |
| 3. Taxable sales (line 1 minus line 2) | 3 | .0 |
| 4. Goods purchased tax free and used by you | ● 4 | 24,322.86 |
| 5. Total taxable amounts (line 3 plus line 4) | 5 | 24,322.86 |
| 6. Adjustments (attach explanation showing figures) | ● 6 | .0 |
| 7. Net taxable sales and purchases (line 5 plus or minus line 6) | ● 7 | 24,322.86 |
| 8. Tax calculation | | |
| a. Non-food and prepared food sales tax (enter total tax from Schedules A, J & X) | ● 8a | 1,453.67 |
| b. Grocery food sales, not including prepared food (enter total tax from Schedules AG & JG) N/A | ● 8b | .0 |
| 9. Total tax (line 8a plus line 8b) | ● 9 | 1,453.67 |
| 10. Residential fuels included in line 7 $________ x 0.027 | ● 10 | .0 |
| 11. Total state and local taxes due (line 9 minus line 10) | ● 11 | 1,453.67 |
| 12. Seller discount, for monthly filers only (line 11 x 0.0131) | 12 | (19.04) |
| 13. **Additional** grocery food seller discount, for monthly filers only (line 8b x 0.0127) N/A | 13 | .0 |
| 14. NET TAX DUE (line 11 minus line 12, minus line 13) | ● 14 | 1,434.63 |

☐ Check here if payment is made by electronic funds transfer for TAX TYPE CODE 0400

I declare under the penalties provided by law that, to the best of my knowledge, this is a true and correct return.

[signature] Authorized Signature — 6/29/2011 Date — ________ Telephone — ● ________ USTC use only

**Return the original form; make a copy for your records.**